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                                                                 Exhibit (10)(l)






                           Exhibit (10)(l)* to Report
                             on Form 10-K for Fiscal
                            Year Ended June 30, 2000
                         by Parker-Hannifin Corporation

















    Parker-Hannifin Corporation 2001 Target Incentive Bonus Plan Description.




















            *Numbered in accordance with Item 601 of Regulation S-K.


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          PARKER-HANNIFIN CORPORATION 2001 TARGET INCENTIVE BONUS PLAN


A. Payments earned under the Bonus Plan depend upon the Company's performance against a pre-tax return on average assets (ROAA) schedule which is based upon the Fiscal Year 2001 operating plan.

B. The payout under the Plan ranges from 15% to 150% of each participant's target award, with 100% payout set at achievement of fiscal year 2001 planned ROAA.

C. Any payout pursuant to the Plan that will result in the exceedance of the $1 million cap on the tax deductibility of executive compensation will be deferred until such time in the earliest subsequent fiscal year that such cap will not be exceeded.

D. Participants: All of the executive officers of the Company, plus Group Presidents who are not executive officers.

E.    Fiscal year 2001 Planned ROAA: 13.2%

                             ROAA PAYOUT SCHEDULE

                       FY01               Percentage of Target
                       ROAA                    Award Paid*
                       ----               --------------------
                      <2.8%                       0%
                       2.8%                      30%
                       4.4%                      40%
                       5.9%                      50%
                       7.5%                      60%
                       8.9%                      70%
                       9.3%                      73%
                      10.4%                      80%
                      11.8%                      90%
                      13.2%                     100%
                      13.9%                     113%
                      14.6%                     125%
                      15.3%                     138%
                      16.0%                     150%

      *Fiscal year 2001 ROAA less than 9.3% will reduce the amount paid by 50%.

F.    ROAA will not include the impact of:

      1.    Environmental costs in excess of planned amounts

      2.    Acquisitions/divestitures

      3.    Currency gains or losses